UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 31, 2022

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 2.02    Results of Operations and Financial Condition.
On August 4, 2022, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2022.
A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Director
On July 31, 2022, Paul D. Emery, a member of the Board of Directors (the “Board”) of the Company, notified the Board that, in connection with the end of his employment with Hellman & Friedman, LLC, he was resigning as a director of the Company effective as of the end of the meeting of the Board on August 2, 2022. In accordance with the terms of the Investor Rights Agreement, dated as of July 12, 2020 (the “IRA”), by and among the Company and the other parties thereto, Mr. Emery was appointed as a director of the Company in October 2020 by Hellman & Friedman Capital Partners VIII, L.P. (the “Seller Representative”), in its capacity as the Seller Representative under the IRA. Mr. Emery’s resignation as a director is a result of leaving Hellman & Friedman, LLC and is not a result of any disagreement with the Company. Mr. Emery did not serve on any committees of the Board.
Election of Director
Effective August 2, 2022, the Board elected Michael K. Attal to the Board as a Class I director to fill the vacancy resulting from Mr. Emery’s resignation. Such election followed the Seller Representative designating Mr. Attal to serve as a Seller Director (as defined in the IRA) to fill such vacancy. The Board will determine whether Mr. Attal will be a member of one or more of the committees of the Board at a later date. Mr. Attal does not have a family relationship with any of our directors or executive officers and does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Attal has elected to forego his right to the annual cash retainer and annual equity award that is otherwise payable to the Company’s non-employee directors. Mr. Attal and the Company will enter into the Company’s standard form indemnification agreement.
Item 9.01    Financial Statements and Exhibits.
 (d) Exhibits
The following exhibits are included in this Form 8-K:

99.1	Press Release, dated August 4, 2022, reporting the Company’s financial results for the second quarter ended June 30, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

Forward-Looking Statements

This Report includes statements that express our and our subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report, including the discussion of 2022 outlook, guidance and the impact of The No Surprises Act and COVID-19, and these forward-looking statements reflect management’s expectations regarding our future growth, results of operations, operational and financial performance and business prospects and opportunities. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results, including: the impact from the COVID-19 pandemic and its related effects on our projected results of operations, financial performance or other financial metrics; loss of our customers, particularly our largest customers; decreases in our existing market share or the size of our Preferred Provider Organization networks; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; decreases in discounts from providers; the loss of our existing relationships with providers; the loss of key members of our management team; pressure to limit access to preferred provider networks; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to identify, complete and successfully integrate acquisitions; changes in our industry; interruptions or security breaches of our information technology systems and other cyber security attacks; our ability to protect proprietary applications; our inability to expand our network infrastructure; our ability to maintain effective internal controls over financial reporting; our ability to continue to attract, motivate and retain a large number of skilled employees, and adapt to the effects of inflationary pressure on wages; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; our ability to pay interest and principal on our notes and other indebtedness; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; other factors disclosed in our Securities and Exchange Commission (“SEC”) filings; and other factors beyond our control.
The forward-looking statements contained in this Report are based on our current expectations and beliefs concerning future developments and potential effects on our business. There can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by us. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated August 4, 2022, reporting the Company’s financial results for the second quarter ended June 30, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 4, 2022

                                MultiPlan Corporation

                                By:     /s/ James M. Head
                                Name:    James M. Head
                                Title:    Executive Vice President and Chief Financial
Officer